Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events
12.
Subsequent Events

Management has evaluated subsequent events through the date that these unaudited financial statements were available to be issued, September 26, 2024 and determined that the following matter required additional disclosure. No other subsequent events occurring after this date have been evaluated for inclusion in these financial statements.

Due to continued stress in the secondary mortgage industry and continued losses in the mortgage banking division, management has implemented a reduction in workforce. Through September 26, 2024 approximately $1.4 million in annual payroll expenses were eliminated. This will result in approximately $260 thousand in one-time severance charges in the third quarter of 2024.